EXHIBIT 10.2

LETTER AGREEMENT

This agreement dated September 1, 2006, by and between Penasco Petroleum, Inc., a Nevada Corporation, (Penasco) with its principle place of business at Suite 230, 9801 Anderson Mill Road, Austin, TX 78750, and Tradestar Resource Corporation, (Tradestar) a Nevada Corporation, with its principle place of business at 300 Exchange Street, Hot Springs, Arkansas 71901.

For good and adequate consideration, the receipt of which is acknowledged, Pefiasco agrees to assign to Tradestar twelve and one-half percent (12.5%) of its working interest, in and to the oil, gas, and mineral leases as more particularly described in attached Exhibit "A", effective September 1, 2006.

Pefiasco also agrees to assign to Tradestar an additional twelve and one-half percent (12.5%) of its working interest, in and to the oil, gas, and mineral leases as more particularly described in attached Exhibit "A", effective January 1,2007. This Assignment is subject to the terms and provisions of the original oil, gas, and mineral leases as described in Exhibit "A".

This Assignment shall be effective as of above stated effective dates regardless of the date of signing of this agreement.

Peñasco Petroleum, Inc. by: /s/ Randall R. Reneau Randall R.Reneau President, Peñasco Petroleum, Inc. Dated: 4-10-07	Tradestar Resource Corporation by: /s/ Tom L. Feimster Tom L. Feimster President, Tradestar Resource Corporation Date: 4-13-07

Suite 230 - 9801 Anderson Mill Road Austin
Texas, 78750
Phone. (512)828-6980
Fax. (512)692-2880

Exhibit A

Oil and Gas Leases

J.E. Holt A Lease:

Net Royalty Interest: 19.11%
Working Interest: 24.25%

Lease No. 48910, J.E. Holt A-4 UT; C.H. Murphy, and John E. Holt, Lessor to C.H. Murphy and Sun Oil Company, dated March 5, 1948, insofar as said lease covers the north 20.33 acres of the southwest quarter of the southwest quarter and 2.76 acres in the southwest quarter of the southwest quarter shown on plat attached to the Order No. 159-2, entered 7/20/1949 by the Louisiana Department of Conservation, all in Section 6, Township 16 North, Range 9 East, limited from the surface to a depth of 3,700 feet.

            Lease No. PN-566170-00001- J.E. Holt A and PN-566170-00002, J.E. Holt A-4 UT and Lease No. 46544 J.E. Holt to C.H. Murphy, dated 12/11141, insofar as said lease covers the southeast quarter of the southeast quarter and 9.5 acres out of the southwest quarter of the southeast quarter of Section 1, Township 16 North, Range 8 East (PN-566170-00001) and insofar as said lease covers 40 acres within Section 1, Township 16 North, Range 8 East, being the KNY-SUM - J.E. Holt A-22 created by the Louisiana Department of Conservation Order No. 159-A-9 dated 5/3/73, recorded under Entry No. 193517, Book 167, Page 209, records of Franklin Parish, Louisiana (pN-566171), and insofar as said lease covers the South 20.73 acres of the northwest quarter of the southwest quarter of Section 6, Township 16 North, Range 9 East, and 6.54 acres in the northeast quarter of the southeast quarter of Section 1, Township 16 North, Range 8 East, shown on plat attached to Order No. 159-2 created 7/20/49 by the Louisiana Department of Conservation (pN-566171-00002), all lands being limited to a depth of3,700 feet.

            The oil, gas and other minerals the subject of the above captioned lease are presently being produced by the following wells:

SN 032397, J.E. Holt A-I0
SN 035418, KNY SUA, J.E. Holt A-4
SN 141591, KNY SUM, J.E. Holt A-22
SN 156795, KNY SUB, J.E. Holt A-24
SN 036761, J.E. Holt SWD A-15

Suite 230 - 9801 Anderson Mill Road
Austin Texas, 78750
Phone. (512)828-.6980
Fax. (512)692-2880

McKay Lease:

Net Royalty Interest: 20.52%
Working Interest: 25%

The McKay lease (well serial number 179130) located in the S/E If4 of the NE If4 of Section 7, and the SW If4 of the NW If4 of Section 8, all in Township 16 North, Range 8 East, containing 80 acres more or less. Book 143 Page 274 and Book 129 Page 476 and Book 198 Page 407.

Strahan Lease:

Net Royalty Interest: 20.3125%
Working Interest: 25%

The B.H. Strahan lease (well serial number 054307) located in the S/E If4 of the SIW If4 of Section 32, Township 17 North, Range 8 East being Humble Oil and Refining Company Contract #8519 insofar and only as said lease covers and affects the Ashland Oil Purchasing Company Lease # 1161.

            Specifically included with the above described leases are all contract rights, products, proceeds, and hereditaments in any way serving or connected with same.

Servitudes! Access Easements

Surface lease No. 913048, RW 503414 - C.H. Dixon - Sun Oil Company, dated June 18, 1975, recorded Book 175, Page 776, right-of-way and easement over, across, and through the southwest quarter of the southwest quarter of Section 6, Township 16 North, Range 9 East.

Suite 230 - 9801 Anderson Mill Road
Austin Texas, 78750
Phone. (512)828-6980
Fax. (512)692-2880